UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 15, 2007

                       THE MANAGEMENT NETWORK GROUP, INC.

             (Exact name of registrant as specified in its charter)

         Delaware                      0-27617                   48-1129619
        -----------                  -----------                ------------

(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

           7300 College Boulevard, Suite 302, Overland Park, KS 66210

          (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code          (913) 345-9315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On February 15, 2007, The Management Network Group, Inc. announced its unaudited revenues for the quarter and year ended December 30, 2006. The public announcement was included in a press release, the text of which is furnished as
Exhibit 99.1 hereto.

     The information in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless expressly incorporated into a filing of TMNG under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act made after the date hereof, the information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of TMNG, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits


Exhibit Number                    Description
--------------                    -----------

99.1                              Press Release dated February 15, 2007.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE MANAGEMENT NETWORK GROUP, INC.
                                                                   (Registrant)

Date:  February 15, 2007                By:  /s/ Donald E. Klumb
                                             ----------------------------------
                                             Donald E. Klumb
                                             Vice President and Chief Financial
                                             Officer



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                                  EXHIBIT INDEX


Exhibit Number                    Description
--------------                    -----------

99.1                              Press Release dated February 15, 2007